CONDENSED STATEMENTS OF CASH FLOWS (Q2)	6 Months Ended
Jun. 30, 2020 USD ($)
Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	$ 25,000
Proceeds from promissory notes - related party	73,171
Payment of offering costs	(79,793)
Net cash (used in) provided by financing activities	18,378
Net Change in Cash	18,378
Cash - Beginning	0
Cash - Ending	18,378
Non-Cash investing and financing activities:
Offering costs included in accrued offering costs	$ 45,690